EXHIBIT 10.25

                          Philip Morris Companies Inc.
                 Unit Plan For Incumbent Non-Employee Directors
                              (November 29, l995)


SECTION 1. Introduction

          The Philip Morris Companies Inc. Unit Plan for Incumbent Non-Employee Directors provides for a Stock Unit Account, an Equity Index Account and an Interest Income Account for each Incumbent Director, the value of which will be paid to the Incumbent Director or, in the case of his or her death, a Beneficiary, upon such Incumbent Director's ceasing to be a Director after January 1, 1996.

SECTION 2. Definitions

          For purposes of the Plan, the following terms are defined as set forth below:

a. "Account" means the Stock Unit Account, the Equity Index Account or the Interest Income Account, and "Accounts" means more than one of the Accounts.

b. "Beneficiary" means any person or entity designated as such in a current Beneficiary Designation Form on file with the Corporate Secretary of the Company. If there is no valid designation or if no designated Beneficiary survives the Participant, the Beneficiary is the Participant's estate.

c. "Beneficiary Designation Form" means a Plan Beneficiary Designation Form properly completed and signed.

d.   "Board" means the Board of Directors of the Company.

e.   "Common Stock" means the common stock, $1 par value, of the Company.

f. "Company" means Philip Morris Companies Inc., a corporation organized under the laws of the Commonwealth of Virginia, or any successor corporation.

g.   "Director" means a person serving on the Board.

h. "Distribution Election Form" means a Plan Distribution and Special Transfer Election Form properly completed and signed.

i. "Equity Index Account" means the unfunded deferred compensation account established by the Company in accordance with Section 3 of the Plan.

j.   "Equity Index Fund" means the Equity Index Fund of the Profit-Sharing
     Plan.


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k.   "ERISA" means the Employee Retirement Income Security Act of 1974, as
     amended from time to time, and the rules and regulations thereunder.

l. "Interest Income Account" means the unfunded deferred compensation account established by the Company in accordance with Section 3 of the Plan.

m.   "Interest Income Fund" means the Interest Income Fund of the
     Profit-Sharing Plan.

n. "Incumbent Director" means a Director on January 1, 1996 who is not entitled to receive a pension or similar benefit from the Company or any corporation in which the Company owns, or at any time owned, directly or indirectly, stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote; provided, however, if an Incumbent Director is eligible for a Pension Allowance (as defined in the Pension Plan) if he or she ceases to be a Director, he or she waives, before December 20, 1995, his or her right to such Pension Allowance.

O. "Participant" means an Incumbent Director, and a person who was, but is no longer, serving on the Board as long as an Account is being maintained for his or her benefit.

p. "Pension Plan" means the Pension Plan for Directors of Philip Morris Companies Inc.

q. "Philip Morris Stock Fund" means the Philip Morris Stock Fund of the Profit-Sharing Plan.

r. "Plan" means the Philip Morris Companies Inc. Unit Plan for Incumbent Non-Employee Directors.

s. "Profit-Sharing Plan" means the Philip Morris Deferred Profit-Sharing Plan, effective as of January 1, 1956, as amended from time to time.

t. "Stock Unit" means a notional entry that is the equivalent of one share of Common Stock.

u. "Stock Unit Account" means the unfunded deferred compensation account established by the Company in accordance with Section 3 of the Plan.

SECTION 3. Accounts

          On January 1, 1996, the Company shall establish a Stock Unit Account for each Incumbent Director and shall credit thereto a number of Stock Units equal to that resulting from a theoretical investment of $_________ on December 29, 1995 in the Philip Morris Stock Fund; provided, however, if, before December 20, 1995, a Director shall have

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elected to credit an amount, not in excess of $________ in the aggregate, to one or both of the Equity Index Account and the Interest Income Account, the Company shall establish for each such Incumbent Director on January 1, 1996 such Accounts in the amounts specified and shall credit to a Stock Unit
Account for such Incumbent Director that number of Stock Units equal to that resulting from a theoretical investment on December 29, 1995 in the Philip
Morris Stock Fund of $________, less the amounts credited to such other
Accounts.

          The Stock Unit Account shall be a bookkeeping account whose value shall be based on a theoretical investment in the Philip Morris Stock Fund.

          The Equity Index Account shall be a bookkeeping account whose value shall be based on a theoretical investment in the Equity Index Fund of the Profit-Sharing Plan.

          The Interest Income Account shall be a bookkeeping account whose value shall be based on a theoretical investment in the Interest Income Fund of the Profit-Sharing Plan.

          Each Account shall be credited with earnings and charged with losses, if any, on the same basis as the corresponding Fund, as the same may be changed from time to time, under the Profit-Sharing Plan. The value of any Account at any relevant time shall be determined as if all amounts credited thereto had been invested in the corresponding Fund.

          Except as provided in Section 4 below, no transfer shall be permitted among Accounts.

SECTION 4. Distribution and Special Transfer Election

          Unless the Participant has filed a Distribution Election Form with the Corporate Secretary of the Company no later than one year and one day preceding the date he or she ceases to be a Director, the Participant's Accounts shall be distributed in a lump sum on the first day of the second month following the date the Participant ceases to be a Director.

          A Participant may file a Distribution Election Form, which shall be irrevocable, providing that distribution from his or her Accounts may be made
(i) in no more than one-hundred eighty (180) monthly, sixty (60) quarterly or fifteen (15) annual installments or (ii) in a combination of a lump sum and installments. The first such payment shall be made on the first day of the second month following the date the participant ceases to be a Director. Each installment shall be determined by dividing the sum of the Account balances by the number of remaining installments. If a Participant is receiving distributions in installments, the Accounts shall continue to accrue earnings and incur losses in accordance with Section 3.

          A Participant who elects a distribution in installments shall be entitled to make a special investment election on his or her Distribution Election Form pursuant to which


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transfers from the Participant's Stock Unit Account will be made, effective the first day of the second month following the date the Participant ceases to be a Director, to an Equity Index Account or an Interest Income Account or both.

          If a distribution occurs by reason of the Participant's death or, if at the time of death, the Participant was receiving distributions in installments, the balance remaining in the Participant's Accounts shall be payable to his or her Beneficiaries. All distributions to Beneficiaries shall be in a lump sum, without interest.

          All distributions shall be paid in cash.

SECTION 5. Beneficiary Designation

          A Participant may at any time file a Beneficiary Designation Form with the Corporate Secretary of the Company. Such Beneficiary Designation Form may be revoked or modified at any time by filing a new Beneficiary Designation Form.

SECTION 6. General Provisions

6.1 Unfunded Plan.

It is intended that the Plan constitute an "unfunded" plan for deferred compensation. The Company may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan; provided, however, that, unless the Company otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

6.2 Rules of Construction.

Headings are given to the sections of the Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

6.3 Withholding.

No later than the date as of which an amount first becomes includible in the gross income of the Participant or Beneficiary for Federal income tax purposes with respect to any participation under the Plan, the Participant or Beneficiary shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal,


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state, local or foreign taxes of any kind required by law to be withheld with respect to such amount.

6.4 Amendment.

The Plan may be amended by the Board, but no amendment shall be made that would impair the rights of a Participant to his or her Accounts without his or her consent.

6.5 Duration of Plan.

There shall be no time limitation with respect to the Plan. The Board may terminate the Plan at any time. Upon terminatian of the Plan, amounts credited to each Account shall be distributed in accordance with the Distribution Election Form applicable to each such Account or as otherwise provided in
Section 4.

6.6 Assignability.

No Participant or Beneficiary shall have the right to assign, pledge or otherwise transfer any payments to which such Participant or Beneficiary may be entitled under the Plan other than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order" (as defined by Title I of ERISA).

6.7 Construction.

The Plan shall be construed and interpreted in accordance with Virginia law.



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                             INITIAL ELECTION FORM
                          Philip Morris Companies Inc.
                      Unit Plan for Non-Employee Directors

            (THIS FORM, DULY COMPLETED AND SIGNED, MUST BE RECEIVED
           BY THE CORPORATE SECRETARY OF PHILIP MORRIS COMPANIES INC.
                           BEFORE DECEMBER 20, 1995)

                         THIS ELECTION IS IRREVOCABLE

To: The Corporate Secretary of Philip Morris Companies Inc.

          In accordance with the terms of the Philip Morris Companies Inc. Unit Plan for Non-Employee Directors (the "Plan"), I am making the following election. Capitalized terms used in this form have the meanings assigned by the Plan.

          I hereby elect to have the amount of $_______ allocated to the following Accounts:

          $____________ Stock Unit Account (not less than $_______)

          $____________ Equity Index Account

          $____________ Interest Income Account

          $
          ===========

          I UNDERSTAND THAT THIS ELECTION IS IRREVOCABLE AND THAT, EXCEPT IN CONNECTION WITH MY CEASING TO BE A DIRECTOR, I CANNOT MAKE TRANSFERS AMONG THE ACCOUNTS.

          I acknowledge receipt of a copy of the Plan.

Dated:

                                                  -----------------------------
                                                            (Signature)

                                                  -----------------------------
                                                            (Print Name)

                                                  -----------------------------
                                                     (Social Security Number)

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                DISTRIBUTION AND SPECIAL TRANSFER ELECTION FORM

                          Philip Morris Companies Inc.
                 Unit Plan for Incumbent Non-Employee Directors


          THIS FORM, DULY COMPLETED AND SIGNED, MUST BE RECEIVED BY THE CORPORATE SECRETARY OF PHILIP MORRIS COMPANIES INC. AT LEAST ONE YEAR AND ONE DAY BEFORE THE PARTICIPANT CEASES TO BE A DIRECTOR.

To:  The Corporate Secretary of Philip Morris Companies Inc.

          In accordance with the terms of the Philip Morris Companies Inc. Unit Plan for Incumbent Non-Employee Directors (the "Plan"), I am making the following elections. Capitalized terms used in this form have the meanings assigned by the Plan.

                   THIS DISTRIBUTION ELECTION IS IRREVOCABLE.

          I hereby elect to have my Accounts paid as follows:

         (Check and complete only one of A or B.)

      ____A.   In ____________________ (insert not more than 180 monthly, 60 quarterly or 15 annual) installments commencing the first day of the second month following my ceasing to be a Director;

                                       or

      ____B. ____% in a lump sum upon the first day of the second month following my ceasing to be a Director and

               ____% in _________________ (insert not more than 180 monthly, 60 quarterly or 15 annual) installments commencing the first day of the second month following my ceasing to be a Director:

                 THIS SPECIAL TRANSFER ELECTION IS IRREVOCABLE.

         Effective the second day of the month following my ceasing to be a Director, make the following transfers from my Stock Unit Account

                           ____% to an Equity Index Account

                           ____% to an Interest Income Account


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          I UNDERSTAND THAT THE ELECTIONS MADE ABOVE ARE IRREVOCABLE.

          I acknowledge receipt of a copy of the Plan.


Dated:

                                             ---------------------------------
                                                       (Signature)


                                             ---------------------------------
                                                       (Print Name)


                                             ---------------------------------
                                                  (Social Security Number)







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(nycs):\fried\non-emp\nonemp.ds4
I.E.F.
March 5, 1996